UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT                        [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT     [_]

Check the appropriate box:
[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         TIENS BIOTECH GROUP (USA), INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[_]      No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)      Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)      Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5)      Total fee paid:
[_]      Fee previously paid with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

________________________________________________________________________________
(2)      Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3)      Filing Party:

________________________________________________________________________________
(4)      Date Filed:

________________________________________________________________________________

                         TIENS BIOTECH GROUP (USA), INC.

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 17, 2004

                              ---------------------

TO OUR STOCKHOLDERS:

         PLEASE TAKE NOTICE that the annual meeting of stockholders (the "Annual Meeting") of Tiens Biotech Group (USA), Inc. (the "Company"), will be held at the Company's offices in Tianjin, China, No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China, on November 17, 2004, at 9:30 a.m., local time, for the following purposes:

         1. To elect seven directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and

         2. To ratify the Board of Directors' appointment of Moore Stephens Frazer and Torbet, LLP, the independent public accountants as the auditor of the Company for the fiscal year 2004.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment.

         The Board of Directors has fixed the close of business on September 30, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment. A proxy statement, which describes the foregoing proposals and a form of proxy accompany this notice.

                                              By Order of the Board of Directors

                                               /s/ Cindy Lu
                                              ----------------------------------
                                              Secretary

Dated: October 1, 2004

                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope, which requires no postage. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the Annual Meeting.

                         TIENS BIOTECH GROUP (USA), INC.

                              ---------------------
                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                         to be held on November 17, 2004

                              ---------------------
                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the Board of Directors of Tiens Biotech Group (USA), Inc. (the "Company"), for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the Company's Tianjin offices, located at No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China, on November 17, 2004, at 9:30 a.m., local time, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, without additional compensation. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the American Stock Exchange. We will bear the cost of solicitation of proxies, which are expected to be nominal. The Board of Directors has set September 30, 2004 as the record date (the "Record Date") to determine those holders of record of common stock, par value $.001 ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. On or about October 8, 2004, the Company's 2003 Annual Report, including financial statements, this Proxy Statement and the proxy card (the "Proxy Card" or "Proxy") are being mailed to stockholders of record as of the close of business on September 30, 2004.

         If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such instructions. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" Proposals No. 1 and No. 2.

Outstanding Voting Securities

         Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 71,333,586 shares of Common Stock outstanding.

         If a quorum is present, in person or by proxy, all elections for Directors shall be decided by a plurality of the votes cast in respect thereof. If no voting direction is indicated on the proxy cards, the shares will be considered votes for the nominees. In accordance with Delaware law, stockholders entitled to vote for the election of Directors can withhold authority to vote for all nominees for Directors or can withhold authority to vote for certain nominees for Directors.

         Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Abstentions on the Company's proposal to ratify the appointment of the independent auditors will not have any effect for or against such proposal.

         Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the appointment of the independent auditors. Under applicable Delaware law, "broker non-votes" (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) on any non-routine proposal would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

How You Can Vote

         You may vote your shares by signing the enclosed proxy or voting instruction card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

         Execution   of  the   accompanying   proxy   card  will  not  affect  a
stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted or by attendance at the Annual Meeting and electing to vote in person.

                            SECURITY OWNERSHIP TABLE

         The following table sets forth information with respect to the beneficial ownership of shares of common stock as of September 30, 2004: o each person or entity who is known by the Company to beneficially own five percent or more of the common stock; o each director and executive officer of the Company; and o all directors and executive officers of the Company as a group.


----------------------------- ------------------------------------ -------------

Name of Beneficial Owner               Number of Shares              Percent
----------------------------- ------------------------------------ -------------
Jinyuan Li                                65,835,000                  91.4%
----------------------------- ------------------------------------ -------------
Wenjun Jiao                                665,000                      *
----------------------------- ------------------------------------ -------------
Yupeng Yan                                 665,000                      *
----------------------------- ------------------------------------ -------------
Ping Bai                                   665,000                      *
----------------------------- ------------------------------------ -------------
Socorro Maria Quintero                        0                         0
----------------------------- ------------------------------------ -------------
Howard R. Balloch                             0                         0
----------------------------- ------------------------------------ -------------
Gilbert D. Raker                              0                         0
----------------------------- ------------------------------------ -------------
All Directors and Executive               67,830,000                  94.2%
Officers as a Group
----------------------------- ------------------------------------ -------------

*  Less than one percent

Unless otherwise indicated, the address for each named individual or group is c/o Tiens Biotech Group (USA), Inc., No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

                                 Proposal No. 1.

                           Election of Seven Directors

         Seven (7) directors will be elected at the Annual Meeting to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The seven (7) nominees for election as directors to serve until the next Annual Meeting are: Jinyuan Li, Wenjun Jiao, Yupeng Yan, Ping Bai, Socorro M. Quintero, Howard R. Balloch, and Gilbert
D. Raker.

Directors, Executive Officers and Key Employees of the Company

         Set forth below are the names of the directors, executive officers and key employees of the Company as of September 30, 2004.

NAME                    AGE    POSITION
----                    ---    --------
Jinyuan Li              46     Chairman, Chief Executive Officer, President and
                               Director

Wenjun Jiao             40     Chief Financial Officer and Director

Yupeng Yan              41     Vice President and Director

Ping Bai                34     Executive Assistant to the President and Director

Socorro M. Quintero     52     Independent Director

Howard R. Balloch       53     Independent Director

Gilbert D. Raker        61     Independent Director

         None  of our  directors  and  officers  was  selected  pursuant  to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer.

Business Experience

Jinyuan Li

Mr. Li has served as the Chairman of the Board and a Director since August 2003. Mr. Li is also the President and founder of the Company. Mr. Li has 14 years of experience in the petroleum and plastics industries. He holds a number of leadership positions in government and social associations, including as commissioner of the Tianjin Political Consultative Conference; Standing Director of China Entrepreneur's National Council; Executive Commissioner of All-China Federation of Industry and Commerce; Vice President of Chinese Bioengineering Association; and Vice president of Chinese Healthcare Association. Mr. Li was elected as one of the Top Ten Most Outstanding Talents in the Great China Area; one of the Ten Most Popular Personages, by China Economic Forum Among the High-Ranking; Excellent Entrepreneur, by the Organization Committee of the Second Chinese Entrepreneur Forum in 2003, and as the Most Creative Chinese Businessman of Asia in 2004. Mr. Li holds a MBA degree from Nankai University.

Wenjun Jiao

Mr. Jiao has served as the Chief Financial Officer of the Company since the reorganization on August 22, 2003. Prior to the reorganization, Mr. Jiao served as the Chief Financial Officer of Tianjin Tianshi Biological Development Co. Ltd. ("Tianshi China") since May 2001, and as Chief Accountant at Xincheng Accounting Firm from November 1997 until April 2001. Mr. Jiao holds a Doctorate Degree in Accounting from Tianjin University of Finance and Economics and a Master Degree of Business Administration from Oklahoma University. Mr. Jiao is a Certified Public Accountant in China.

Yupeng Yan

Mr. Yan has served as Vice-President of Human Resources and Administration of the Company since the reorganization on August 22, 2003. Prior to the reorganization, Mr. Yan served as Vice-President of Tianshi Group Co., Ltd. from 1996 to 2002. Mr. Yan currently holds a number of leadership positions including, CEO of Tianshi International Marketing Group, Vice-Dean of Tianshi Occupational Technique Institute, and Vice-Chairman of Tianshi Science and Technique Association. Mr. Yan was elected as one of the Chinese Ten Outstanding Professional Managers in 2004. Mr. Yan received an Executive Masters of Business Administration Degree from Nankai University in July 2004.

Ping Bai

Ms. Bai has served as the Executive Assistant to the President of the Company since the reorganization on August 22, 2003. She held a similar position with Tianshi China prior to the reorganization. Ms. Bai served as the Regional Sales Manager for the North China Region in Sinar Mas Group from March 1998 until April 2001. Ms. Bai has rich experiences in international public relationship, management of modern enterprises and strategic management of human resources.

Socorro M. Quintero

Dr. Quintero serves as a director of the Company. Dr. Quintero is an Associate Professor of Finance at Oklahoma City University's Meinders School of Business ("OCU"). Prior to joining OCU in 1993, she served as Assistant Professor of Finance at the University of South Florida. Dr. Quintero has extensive work experience in various industrial engineering capacities and management levels while working for Atlantic Steel Company, Abbott Laboratories and Levi Strauss & Co. She received a Bachelor of Science in Physics degree from the University of the Philippines, a Master of Science in Industrial Engineering degree from the Georgia Institute of Technology, and a Doctorate degree in Finance from the University of Texas at Austin.

Gilbert D. Raker

Mr. Raker serves as a director of the Company, and has served as the President, Chief Executive Officer and Chairman of the Board of SEMX Corporation (NASDAQ:
SEMX) since 1988. SEMX Corporation manufactures materials and components used in the microelectronic circuitry, primarily for the automotive, consumer electronics, defense, medical and aerospace industries. Prior to 1988, Mr. Raker worked at two private equity investment firms and was employed as the Chief Financial Officer of two New York Stock Exchange listed companies and several private companies. Mr. Raker received his Bachelor of Science degree in Chemistry from Eastern University and his Master of Business Administration degree in Production Management from Syracuse University.

Howard R. Balloch

Mr. Balloch serves as a director of the Company, and has been the President and Chief Executive Officer of the Canada China Business Council since 2001. In addition, Mr. Balloch served as the "Canadian ambassador to the People's Republic of China from February of 1996 until July of 2001. Mr. Balloch currently serves on the board of directors of the following companies: Magic Lantern Group (AMEX: GML), Zi Corporation (NASDAQ: ZICA), Oztime Media, a wholly-owned subsidiary of Zi Corporation, Ivanhoe Energy (NASDAQ: IVAN), Maple Leaf Education Holding and Capital Club, Beijing. Mr. Balloch is the founder and President of The Balloch Group, an investment advisory and merchant banking firm located in Beijing, China. He currently serves as an Adjunct Professor of International Business at the University of British Columbia. Mr. Balloch received his Bachelor of Arts and Master of Arts degrees from McGill University.

         The Board of Directors of the Corporation recommends a vote FOR the slate of director nominees. The vote of a plurality of shares, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to elect each of the Directors.

                          BOARD AND COMMITTEE MEETINGS

         Our Board of Directors has responsibility for establishing the Company's corporate policies and overseeing the Company's overall performance, although it is not involved in day-to-day operating details. The Board meets regularly throughout the year, including at its annual organization meeting following the annual meeting of stockholders, to review significant developments affecting the Company and to act upon matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. Due to the change in control of the Company in 2003, the current members of the Board of Directors did not hold any meetings during 2003. The Board of Directors held two meetings during 2004. No director attended fewer than 75% of the meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The entire Board of Directors assumes the duties that would be delegated to a Nominating Committee. The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders. Since September 9, 2003, when the Company consummated the Agreement and Plan of Reorganization and new directors were appointed to the Board, the Company has not held an annual meeting of stockholders. Accordingly, there is no information to provide as to the number of members of the Board who attended the prior year's annual meeting.

         Nominating Committee

         The Board of Directors does not have a standing Nominating Committee. The entire Board of Directors fulfills the role of a Nominating Committee. The Board of Directors does not have a charter governing its duties with respect to the nomination process. The Board of Directors has three members who are independent as defined in the American Stock Exchange listing standards currently in effect.

         The Board of Directors accepts director nominations made by stockholders. Pursuant to the terms of the Company's bylaws, such nominations shall be in writing and shall set forth (i) the name and address of the person nominated, (ii) the name and address of the nominator, (iii) the number of shares of each class of capital stock of the Company that the nominator owns,
(iv) the name and address of each other stockholder, if any, with whom the nominator is acting in concert, and (v) and the number of shares beneficially owned by each such stockholder. The nominator shall also submit in writing (i) the information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A of the Securities Exchange Act of 1934, as amended, and (ii) a notarized affidavit executed by each such proposed nominee to the effect that, if elected, he/she will serve and he/she is eligible for election. To be timely delivered in connection with an annual meeting, the notice shall be delivered to or mailed and received by the Secretary of the Company at the Company's principal executive offices not less than 90 days nor more than 180 days before the date of the current year's annual meeting. To be timely delivered in connection with any election of a director at a special meeting of the stockholders, the notice shall be delivered to or mailed and received by the Secretary of the Company at the Company's principal executive offices not later than ten (10) days after the date that notice of the special meeting was mailed, or public disclosure of the special meeting was made, whichever occurred first. Within 30 days after the nominator has submitted the materials, the Secretary shall determine whether the evidence submitted is reasonably satisfactory and shall notify the nominator in writing of the determination. If the Secretary finds that such evidence is not reasonably satisfactory, or if the nominator fails to submit the requisite information in the form or within the time indicated, such nomination shall be ineffective for the election at the meeting.

         The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation.

         Process for Sending Communications to the Board of Directors

         The  Board  of  Directors   does  not  currently  have  a  process  for
stockholders to send communications to the Board; however, the Company's stockholders may contact senior management or directors directly to discuss any questions they may have.

         Audit Committee

         The following disclosure about the Company's audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference therein.

         The Audit Committee, operates under a formal charter in accordance with all applicable laws. The charter has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the Company's independent auditors and management. The Audit Committee charter is attached as Appendix 1 to this proxy statement.

         The Board of Directors has established an audit committee in accordance with Section 3(a)(58(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Dr. Socorro Maria Quintero, and Messrs. Howard R.

Balloch and Mr. Gilbert D. Raker, each of whom are independent as defined in the American Stock Exchange listing standards currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

         The Board of Directors has determined that Dr. Socorro Maria Quintero, Chairman of the Audit committee and Mr. Gilbert D. Raker each qualify as an "audit committee financial expert" under the Securities and Exchange Commission's definition.

         Audit Committee Report

         The responsibilities of the Audit Committee of this newly listed Company are set forth in the Audit Committee Charter. The Audit Committee assists the Full Board in fulfilling its oversight responsibilities with respect to the integrity of financial statements and other financial information. Management prepares the financial statements and establishes the system of internal control.

         As part of its oversight responsibility, the Audit Committee reviewed and discussed the financial statements with Management and the Company's Independent Auditor, Moore Stephens Wurth Frazer and Torbet, including a discussion about the quality and appropriateness, not just acceptability, of accounting principles applied in the company's financial statement. The Independent Auditor has the responsibility for expressing an opinion on the conformity of the annual financial statements with US GAAP and disclosure requirements. The Audit Committee reviewed with the Independent Auditor their judgments as to the acceptability of the Company's financial statements with US GAAP and SEC disclosure requirements; and also other matters as are required to be discussed under US generally accepted accounting standards. The Audit Committee met with the Independent Auditor, without Management present, to discuss the results of their audit, quality of financial reporting and audit experience with the Company.

         The Audit Committee discussed with the Moore Stephens Wurth Frazer and Torbet its independence from management and the Company. The Audit Committee received a letter and written disclosure, as required by Independence Standard Board Standard No.1, from Moore Stephens Wurth Frazer and Torbet confirming its independence from Management and the Company.

         An engagement letter was submitted to and approved by the Audit Committee outlining the scope and plan of the annual audit.

         Relying on the reviews and discussions noted above, the Audit Committee recommends to the Full Board that the financial statements be included in the Company's Annual Report on the Form 10-K for the year ended December 31, 2003 for filing with the US SEC. The Audit Committee also recommends Moore Stephens Wurth Frazer and Torbet as the Company's Independent Auditor for 2004.

         The Audit Committee

         Socorro Maria Quintero, Chairman
         Howard R. Balloch
         Gilbert D. Raker

         April 30, 2004

         Compensation Committee

         The Board of Directors formed a Compensation Committee in early 2004. The members of the Compensation Committee are Messrs. Gilbert D. Raker and Yupeng Yan, and Ms. Ping Bai. The Compensation Committee was recently formed. Accordingly, it has not yet held any meetings and has not yet adopted a formal charter pursuant to which it shall be governed.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid or accrued, for the fiscal years ended December 31, 2003 for the Company's Chief Executive Officer. There are no other executive officers whose salary and bonus were in excess of $100,000.


         ---------------------------- ------ -----------------------------------
                                                   Annual Compensation
         ---------------------------- ------ -----------------------------------

                      Name and                                    Other Annual
                 Principal Position    Year     Salary            Compensation
         ---------------------------- ------ ------------------ ----------------
                                       2003
         Jinyuan Li                    2002   USD$48,326.10(1)             -0-
         Chief Executive Officer and   2001                N/A             N/A
         President                                         N/A             N/A

         ---------------------------- ------ ------------------ ----------------

(1) On September 9, 2003, Mr. Li was appointed as CEO. The salary disclosed here represents the compensation paid to Mr. Li from September 9, 2003 through December 31, 2003.

Directors' Compensation

The Company pays its non-employee Directors USD$30,000 per year in connection with their activities on behalf of the Company, plus travel expenses in connection with the Board of Directors meetings.

Employment Contracts

None.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company markets most of its products through various domestic and international business entities that are related to the Company's main operating subsidiary, Tianjin Tianshi Biological Development Co., LTD ("Tianshi China"), through common ownership. Related party sales amounted to 100% of the Company's total consolidated sales. Due to the common ownership among Tianshi China and the other affiliated entities, there are no formal sales or administrative agreements among them. The business operations among these related entities are regulated through internal ordinances. For the domestic market, Tianshi China sells part of its products to Tianshi Engineering, which sells such products through its 22 representative offices, and 12 other affiliated companies in China. All of the affiliated companies are owned in whole or in part by the Company's Chairman, Chief Executive Officer and President, Mr. Jinyuan Li.

         The following table is provided to facilitate your understanding of the relationships between related parties and us and their transactions with us during the fiscal year of 2004 and 2003, respectively.

                                               Six months ended Six months ended
                                                 June 30, 2004    June 30, 2003
                                               ---------------- ----------------
Revenue ---related party                          $28,015,887      $17,785,566
---------------------------------------------- ---------------- ----------------
                                                 June 30,2004   December 31,2003
---------------------------------------------- ---------------- ----------------
Accounts receivable, trade - related party,
net of allowance for doubtful accounts of
$39,204 at June 30,2004 and $0 at December 31,
2003, respectively                                $6,567,253         $8,533

---------------------------------------------- ---------------- ----------------
Other receivables and note receivable -
related party                                    $11,661,798       $26,831,339
---------------------------------------------- ---------------- ----------------
Accounts payable - related party                      $0             $758,570
---------------------------------------------- ---------------- ----------------
Other payable - related party                       $969,926        $1,312,288
---------------------------------------------- ---------------- ----------------

         Related party sales amounted to $ 28,015,887 and $ 17,785,566 for the first half year ending June 30, 2004 and 2003, which represent 100% of total Company sales for the periods then ended. Related party accounts receivable amounted to $6,567,253 and $8,533as at June 30, 2004 and December 31, 2003, respectively, net of an allowance for doubtful accounts of $ 39,204 and $0, respectively.

         The Company is owed additional amounts classified as other receivables from related parties totaling $11,661,798 and $26,831,339 as of June 30, 2004 and December 31, 2003, respectively. These receivables are generated from the Company making various cash advances and short-term loans and the allocation of various expenses to these related parties.

         On March 26, 2004, Tianshi China entered into an agreement with Tianjin Juchao Commercial and Trading Co., Ltd. to convert various receivable amounts into a note receivable in the amount of RMB200, 000,000 or approximately USD $24,200,000. The note will be paid off in four quarterly installments of RMB50, 000,000 beginning March 31, 2004 and ending December 31, 2004. Interest will be charged beginning January 1, 2004 at an annual interest rate of 6.048%. The receivable is secured by the personal guarantee of LI Jinyuan, President and major stockholder of Tiens Biotech Group (USA), Inc., and the pledge of 20% of his stock ownership in Tiens Biotech Group (USA), Inc. or 13,167,000 shares. These shares are restricted stock (as defined in Rule 144 of the Securities Act of 1933, as amended) and cannot be traded until September 10, 2004.During six months ended June 30, 2004, Tianshi China received its first two principal payments of RMB100, 000,000 (USA $12,100,000). This amount was distributed in turn to its parent company, Tianshi International Holdings Group Limited ("Tianshi International") as a joint venture distribution.

         Accounts payable due to related parties amounted to $-0- and $758,570 at June 30, 2004 and December 31, 2003, respectively. These amounts were generated from the purchases of raw materials, rent expense and the Company's transportation costs.

         The Company has amounts classified as other payables due to related parties which amounted to $969,926 and $1,312,288 as of June 30, 2004 and December 31, 2003, respectively. These amounts arose from cash advances from related parties, management fees due to related parties and various non-operational transactions incurred with related parties.

         On April 20, 2004, our wholly-owned subsidiary, Tianshi International Holding Group, Ltd., ("Tianshi International") consummated a joint venture contract (the "Joint Venture Project") with Tianjin Tianshi Pharmaceutical Co., Ltd. ("Tianshi Pharmaceutical"). Pursuant to the terms of the contract, the parties agreed to establish Tiens Yihai Co., Ltd., a Chinese-Foreign Equity Joint Venture ("Tiens Yihai"). On September 15, 2004, the Board of Directors of Tianshi International ratified, confirmed and approved in all respects, Tianshi International's authority to enter into the Joint Venture Project. Tiens Yihai, located in Shanghai, PRC, is in the business of research and development, production and marketing of healthcare products, functional food, home care and personal care products. Mr. Jinyuan Li who is the Chief Executive Officer, President and one of the Board Directors, is the majority shareholder of Tianshi Pharmaceutical.

         On September 10, 2004, Tianshi International, entered into a term loan agreement with Tianyuan Capital Development Corp. Ltd. ("Tianyuan"), pursuant to which Tianyuan agreed to loan USD$10.63 million in the aggregate to Tianshi International, at an interest rate of 5% per year. Tianshi International shall pay the principal of the loan in ten consecutive semiannual installments of USD$1,063,000 on the last day of each June and December commencing June 2006 and ending June 2011. The loan proceeds were advanced to Tianshi International to establish and invest in Tiens Yihai Co., Ltd., the joint venture with Tianshi Pharmaceutical Co., Ltd.. Mr. Jinyuan Li a director of the Company, is a director of Tianyuan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to the fiscal year ended December 31, 2003, except that, Messrs. Wenjun Jiao, Yupeng Yan, Howard R. Balloch and Gilbert D. Raker, Dr. Socorro M. Quintero and Ms. Ping Bai, did not timely file Forms 3.

Code of Business Conduct and Ethics

         The Board of Directors has adopted a Code of Business Conduct and Ethics to promote its commitment to the legal and ethical conduct of the Company's business. The Chief Executive Officer, Chief Financial Officer, and other senior officers are required to abide by the Code of Business Conduct and Ethics, which provides the foundation for compliance with all corporate policies and procedures, and best business practices. The policies and procedures address a wide array of professional conduct, including the establishment of sound employment policies, methods for avoiding and resolving conflicts of interest, safeguarding intellectual property, protecting confidential information, and a strict adherence to all laws and regulations applicable to the conduct of the Company's business. The Company intends to satisfy its obligations, imposed under the Sarbanes-Oxley Act, to disclose promptly on the Company's website amendments to, or waivers from, the Code of Business Conduct and Ethics, if any.

                                 Proposal No. 2.

               Ratification of Appointment of Independent Auditors

         The Board of Directors has reappointed Moore Stephens Frazer and Torbet, LLP as independent auditors to audit the financial statements of the Company for the current fiscal year, subject to the ratification of such appointment by the Company's stockholders. Moore Stephens Frazer and Torbet, LLP has served as the Company's Independent Auditors since 2002.

Representatives of the firm of Moore Stephens Frazer and Torbet, LLP may be present at the Annual Meeting by telephone conference call to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

Audit Fees
----------

         The aggregate fees billed by Moore Stephens Frazer and Torbet, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal years 2003 and 2002 was $140,000 and $150,000, respectively.

Audit Related Fees
------------------

         Other than the fees described under the caption "Audit Fees" above, Moore Stephens Frazer and Torbet, LLP did not bill any fees for services rendered to us during fiscal years 2003 for assurance and related services in connection with the audit or review of our consolidated financial statements.

Tax Fees
--------

         The aggregate fees billed by Moore Stephens Frazer and Torbet, LLP for professional services rendered for tax compliance services for the fiscal years ended 2003 and 2002 was $10,000 and $0. Specifically, these services involved the preparation of the Company's United States Corporate Consolidated Tax Return for the fiscal years ended 2003 and 2002 was $10,000.

All Other Fees
--------------

         There were no fees billed by Moore Stephens Frazer and Torbet, LLP for other professional services rendered during fiscal years 2003 and 2002.

Pre-Approval of Services
------------------------

         The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

         The Board of Directors recommends that the stockholders vote FOR approval of this proposal. The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of the independent auditors.

                                  MISCELLANEOUS

Annual Report

         Our annual report to stockholders concerning our operations during the fiscal year ended December 31, 2003, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

         UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, TO EACH STOCKHOLDER OF RECORD OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON SEPTEMBER 30, 2004. ANY REQUEST BY A STOCKHOLDER FOR OUR ANNUAL REPORT ON FORM 10KSB SHOULD BE SENT TO OUR SECRETARY, CINDY LU AT TIENS BIOTECH GROUP(USA), INC. No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China, 301700.

Other Business

         Our management is not aware of any other matters, which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders' proposals intended to be presented at the 2005 Annual Meeting of Stockholders must be submitted in writing to the Secretary of the Company at No. 6 Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700, no later than June 10, 2005 for inclusion in the Company's proxy statement and form of proxy for that meeting . Pursuant to the Company's by-laws the stockholder must (i) timely deliver the proposal to the Secretary, (ii) provide evidence reasonably satisfactory to the Secretary of such stockholder's status as a stockholder and the number of shares of each class of the Company that the stockholder owns, (iii) provide a list of the names and address of other stockholders, if any, within whom such stockholder is acting in concert, and the number of shares beneficially owned by each such stockholder, and (iv) if the proposal relates to a proposed change in the Company's Certificate of Incorporation or By-laws, an opinion of counsel to the effect that such change would not be in conflict with the laws of the State of Delaware. Although proposals that are not timely submitted will not be included in the proxy statement for the 2005 Annual Meeting of Stockholders, the SEC rules allow proxies to grant discretionary authority to vote on matters that were not timely submitted to the Company, provided that the Company had notice of such matters no later than August 24, 2005.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.

         STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 1, 2004. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

         The above notice and proxy statement are sent by order of the Board of Directors.



                                                            /s/ Jinyuan Li
                                                           ---------------------
                                                           Jinyuan Li,
                                                           Chairman of the Board

October 1, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                         Tiens Biotech Group (USA), Inc.
                         To be held on November 17, 2004

     The undersigned hereby appoints Jinyuan Li as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Tiens Biotech Group (USA), Inc. held of record by the undersigned as of the close of business on September 30, 2004, at the Annual Meeting of Stockholders to be held on November 17, 2004, or any adjournment or postponement.

     The Board of Directors recommends a vote for Proposals 1and 2.

1.   ELECTION OF DIRECTORS

     |_|  FOR all nominees listed  below      |_|  WITHHOLD  AUTHORITY to vote
          (except as marked to the contrary        for all nominees listed below
          below)

     Mr. Jinyuan Li, Mr. Wenjun Jiao, Mr. Yupeng Yan, Ms. Ping Bai , Ms. Socorro Maria Quintero, Mr. Howard R. Balloch and Mr. Gilbert D.Raker

     INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)

2.   RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.

        |_|   FOR                     |_|   AGAINST                |_|   ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon any matters, which may properly come before the Meeting, or any adjournment or postponement thereof

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS IN PROPOSAL 2.

     Please sign  exactly as your name  appears  below.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:  __________, 2004                     ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   APPENDIX 1

                          TIENS BIOTECH GROUP(USA), INC

                                 AUDIT COMMITTEE
                                     CHARTER

Purpose
-------

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of financial statements and other financial information. The Committee will review the financial reporting process, the system of internal control, the audit process, the qualification and independence of the Company's external auditor (the "Auditor") and the Company's process for monitoring compliance with applicable laws and regulations. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, Management and the Auditors. To effectively perform his or her role, each Committee member will obtain understanding of the Company's business operation and risks, as well as an understanding of the detailed responsibilities of Committee membership.

Membership
----------

A. The Audit Committee shall be composed of at least three Directors. The members of the Audit Committee shall be appointed by the Board and shall serve for such term or terms as the Board determines. The Committee Chairperson shall be designated by the Board and shall maintain regular liaison with the chief executive officer, chief financial officer, and the lead partner of the Auditor.

B. Each member of the Committee must, notwithstanding anything in the Company's by-laws to the contrary, be a member of the Board, and must be independent. In order for a member to be independent, he or she (i) may not be an officer or employee of the Company or its subsidiaries, (ii) must be free of any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, (iii) other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, (a) does not accept directly or indirectly (within the meaning of Rule 10A-3(8) of the Securities and Exchange Act of 1934, as amended (the "Act")) any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, and (b) is not an affiliate of the Company or any parent or subsidiary of the Company, (iv) must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (v) is not otherwise excluded from being considered independent under applicable laws, rules and regulations defining independence as they currently exist and as they may be amended from time to time.

C. Each member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Committee.

D. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings
--------

A. The Committee shall meet no less than quarterly. The Committee shall meet at the call of the Chairperson. Committee actions shall be reported to the Board either in writing or orally at the next Board meeting, depending on the subject and the Board meeting schedule. While the Committee may meet by telephone conference call or by any means permitted by law and the Company's bylaws, it shall meet face-to-face with Management, the internal auditor and the Auditor before year-end results are released.

B. The Committee shall keep written minutes of its meetings, which should be filed with the books and records of the Company. The secretary need not be a member of the Committee and shall attend and prepare the written minutes which shall be made available to any member of the Board.

C. The Committee may ask members of Management, employees, Auditor, outside counsel or others whose advice and counsel are relevant to the issues being considered by the Committee, to attend meetings.

D. The Committee shall be available to meet regularly with Management (including the CFO and Controller) and the Auditor in separate executive sessions to discuss matters that the Committee or any of these groups believes should be discussed privately.

Roles and Responsibilities
--------------------------

The Audit Committee shall:

A. Financial Statement and Disclosure Matters

     1. Require that the Auditors keep the Committee informed about fraud, illegal acts, and deficiencies in internal control and certain matters.

     2. Require Management to regularly update the Committee about the Company's major financial risk exposure and the steps Management has taken to monitor and control such exposures.

     3. Review and discuss the annual audited financial statements and quarterly financial statements with Management and the Auditor prior to its release to the public, including the disclosures under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K and 10-Q.

     4. Discuss earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information. Such discussion may be done generally (such as the types of information to be disclosed and the types of presentations to be made).

     5. Discuss with the Auditor the Auditor's judgment about the quality and appropriateness, not just acceptability, of accounting principles applied in the Company's financial reporting. The Committee discussion with the Auditor about the appropriateness of accounting principles and financial disclosure practices shall generally include the following:

          i.)  discuss  whether the financial  statements are in accordance with
               (a) GAAP and (b) Securities and Exchange Commission disclosure requirements, and whether the financial statements present fairly to investors, with clarity and completeness, the Company's financial position and performance for the reporting period;

          ii.) the  Auditor's   independent   qualitative  judgments  about  the
               appropriateness, not just acceptability, of accounting principles and the clarity of financial disclosure practices used or proposed to be adopted by the Company;

          iii.)the  Auditor's   views  about  whether   Management   choices  of
               accounting principles are conservative, moderate or extreme and whether those principles are common practices or are minority practices;

          iv.) the Auditor's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices;

          v.) the Auditor's reasoning in accepting or questioning significant estimates made by Management;

          vi.) the Auditor's opinion if there are any significant accounting judgment made by Management in preparing the financial statements that would have been made differently had the Auditor itself prepared and been responsible for the financial statements;

          vii.) any issues that the Auditor reviews with its national office;

          viii.) any  correspondence,  including but not limited to those,  from regulators or governmental agencies, shareholders and any employee complaints or published reports, which raise issues regarding the Company's financial statements and accounting policies.

     6.   Review  with  the  Auditor   any  audit   problems  or   difficulties,
          Management's response and handling of proposed audit adjustments identified by the Auditor, cooperation received, the Auditor's findings and their recommendations.

     7. Review with the Auditor the effect of regulatory and accounting initiatives on Company financial statements.

     8. Discuss with the Chief Financial Officer and Management their views as to the competence, performance and independence of the Auditor.

     9. Review the effect of off-balance sheet structures and related-party transactions, if any, on the Company's financial statements.

     10. Review with the Auditor, with or without Management, the Auditor's evaluation of the Company's internal controls.

     11. Review annually with Management the programs that the Company has instituted to correct any control deficiencies noted by the Auditor in its annual review.

     12. Review with Company's General Counsel legal matters that may have material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

     13. Review the findings of any examinations (including comment letters) by any regulatory agency.

     14. Review reports made to Management prepared by the Independent or internal auditor and any response to the same by Management.

     15. Prepare the report required by the SEC to be included in the Company's annual proxy statement and any other reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules.

B. Oversight of the Company's Relationship with the Independent Auditor

     16. Communicate with the Auditor the fact that the Board and the Committee, as the stockholders' representatives, are the Auditor's client.

     17. Obtain from the Auditor written affirmation of its independence and a delineation of all relationships between the Auditor and the Company as required by SAS no. 1("Independence Discussion with Audit Committee"); engage in dialogues with the Auditor about any relationships of non-audit services that may impact objectivity, competence and independence.

     18. On an annual basis, the Committee shall evaluate the Auditor's qualifications, performance and independence. Reports will be requested from the Auditor to make the evaluation, such as, but is not limited to, non-audit services, peer reviews, internal quality control procedures, relationships with the Company and relevant third parties.

     19. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements



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          between management and the auditor regarding financial  reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such
          registered   public  accounting  firm  must  report  directly  to  the
          Committee.

     20. The Committee ensures the rotation of the lead Auditor as required by law.

     21. Review with the Auditor, at a time when the annual audit plan is being developed, its scope, purpose or procedures to be included.

     22. Allowable non-audit services to be done by the Auditor has to be pre-approved by the Committee.

     23. Attempt to resolve any differences arising between Management and the Auditor.

Other Functions

     24.  Establish procedures for:

          i.) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

          ii.) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     Review periodically with Management these procedures and any significant complaints received.

     25. The Committee may take on additional functions as designated by the Full Board.

     26. If necessary, initiate special investigation within the parameter of its responsibilities and, if appropriate, hire special counsel or experts (without approval from the Board) to assist and perform its responsibilities under this charter and such other functions, that the Full Board shall assign to the Committee.

     27. Report regularly to The Board with respect to the activities of the Audit Committee generally and with respect to any issues that arise regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, and the performance and independence of the Auditor.

The Committee will be provided with the resources and funding by the Company, as the Committee determines, to discharge its duties and responsibilities.

The Committee shall annually assess its own performance in meeting its responsibilities under this Charter.

The Committee shall annually review and reassess the adequacy of this Charter and recommend changes with respect thereto to the Board of Directors.

While the Committee has the responsibilities described in this Charter, it is not the duty of the Committee: to plan, conduct, oversee or determine the appropriate scope of any audit; to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance (compliance) with Generally Accepted Accounting Principles, applicable laws, regulations, and the Company's code of business ethics. These are the responsibilities of Management and the Auditors.




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